                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 30, 2004

                                  QUOVADX, INC.
                                  -------------
             (Exact name of Registrant as Specified in its Charter)



         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD CO 80111
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 488-2019

ITEM 5. OTHER EVENTS.

On April 30, 2004, Quovadx, Inc., a Delaware corporation (the "Registrant"), completed a workforce reduction initiative that eliminated 44 positions as part of a focused effort to better align its total costs of doing business with its revenue stream. Including voluntary attrition, reductions associated with merging operations from recent acquisitions and normal employee turnover, the Registrant's headcount is currently 491.



--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QUOVADX, INC.

Date: May 4, 2004
                                        /s/ LINDA K. WACKWITZ
                                        ----------------------------------------
                                        Linda K. Wackwitz
                                        Assistant Secretary